Exhibit 10.1

AMENDMENT NO. 2 TO PURCHASE AGREEMENT

This Amendment No. 2 to Purchase Agreement (this “Amendment”) is dated as of July 23, 2018, by and among Estenson logistics, llc, a Delaware limited liability company (the “Company”), ESTENSON LIMITED, LLC, a Nevada limited liability company formerly known as Estenson Logistics, LLC (“Seller”), HUB GROUP TRUCKING, INC., a Delaware corporation (“Purchaser”), TIMOTHY J. ESTENSON, an individual (“Mr. Estenson”), TIMOTHY J. ESTENSON AND TRACI M. ESTENSON, TRUSTEES OF THE TIMOTHY J. ESTENSON AND TRACI M. ESTENSON TRUST, dated February 25, 2003 (the “Estenson Trust”), PAUL A. TRUMAN, an individual (“Mr. Truman”), THE PAUL A. AND KRISTEN TRUMAN LIVING TRUST 2009, dated August 6, 2009 (the “Truman Trust” and together with Mr. Estenson, the Estenson Trust and Mr. Truman, the “Equityholders”) and Truline Corporation, a Nevada corporation (“Truline”).

R E C I T A L S

WHEREAS, the Company, Seller, Purchaser, the Equityholders and Truline are parties to that certain Purchase Agreement, dated as of May 25, 2017, as amended by Amendment No. 1 to Purchase Agreement dated July 1, 2017 (the “Purchase Agreement”); and

WHEREAS, the Company, Seller, Purchaser, the Equityholders and Truline desire to amend the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.Amendment of the Purchase Agreement.  Effective as of the date hereof, the Purchase Agreement shall be amended as follows:

(a)The last sentence of the defined term “Pre-Adjusted Business EBITDA” in Section 1.2 of the Purchase Agreement shall be amended and restated in its entirety as follows:

“The parties hereto acknowledge and agree that Pre-Adjusted Business EBITDA shall not include (a) any extraordinary items of gain or loss (other than from the Ordinary Course sale of equipment), (b) any income from any business of Purchaser or its Affiliates, including any business acquired by Purchaser or its Affiliates after the Closing (even if integrated with the Business) or (c) any Start-Up Costs.”

(b)The following defined term shall be added to Section 1.2 of the Purchase Agreement after the defined term “Settlement Date” and before the defined term “Statute of Limitations Representations”:

““Start-Up Costs” shall mean the costs and expenses incurred by the Business with respect to the start-up and integration of the Business into Purchaser, as determined by Purchaser and reflected in the audited annual financial statements of Hub Group, Inc.”

(c)Section 2.5(a)(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(i) for each of (A) the period beginning January 1, 2018 and ending December 31, 2018 (the “First Earnout Period”), and (B) the period beginning January 1, 2019 and ending December 31, 2019 (the “Second Earnout Period” and together with the First Earnout Period, each, an “Earnout Period”), Purchaser shall make a cash payment (each, an “Earnout Payment”) to Seller based on the Business EBITDA for that Earnout Period;”

2.Miscellaneous.

(a)From and after the date hereof, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Purchase Agreement as amended hereby.

(b)Except as specifically set forth above, the Purchase Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.

(c)This Amendment may be executed simultaneously in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

(d)This Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of Delaware without reference to its choice of law rules.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and deliver this Amendment on the date first written above.

PURCHASER:HUB GROUP TRUCKING, INC.

By:  __/s/ Douglas G. Beck______________

Name:  Douglas G. Beck_______________

Title:  Secretary                         __________

SELLER:	ESTENSON LIMITED, LLC, a Nevada limited liability company

By:  _/s/ Paul A. Truman_______________

Name:  Paul A. Truman____________   __

Title:  Managing Member______________

COMPANY:	ESTENSON LOGISTICS, LLC, a Delaware limited liability company

By:  /s/ Tim Estenson_________________

Name:  Tim Estenson_________________

   Title:  Member_______________________

equityHOLDERS:  /s/ Timothy J. Estenson

  timothy J. estenson

[Signature Page to Amendment No. 2 to Purchase Agreement]

THE Timothy J. Estenson and Traci M. Estenson Trust, dated February 25, 2003

/s/ Timothy J. Estenson
timothy J. estenson, Trustee

/s/ Traci Estenson
traci m. estenson, Trustee

_/s/ Paul A. Truman

PAUL A. TRUMAN

The Paul A. and Kristen Truman Living Trust 2009,  Dated August 6, 2009

By: _/s/ Paul A. Truman

PAUL A. TRUMAN, Trustee

By: /s/ Kristen M. Truman

KRISTEN TRUMAN, Trustee

TRULINE:	TRULINE CORPORATION, a Nevada corporation

By:  _/s/ Paul A. Truman_______________

Name:  Paul A. Truman________________

Title:  President_______________________

[Signature Page to Amendment No. 2 to Purchase Agreement]